EXHIBIT 10.56a

                             STOCKHOLDERS' AGREEMENT



     STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of November 26, 2001, by and among Mobile Satellite Ventures GP Inc., a Delaware corporation ("General Partner") and General Partner of Mobile Satellite Ventures LP, a Delaware limited partnership ("Newco LP") and the Stockholders of General Partner listed on Schedule I hereto (each individually, a "Stockholder," and collectively, the "Stockholders", and together with General Partner, the "Parties").

                                    RECITALS

     WHEREAS, each Stockholder is also either a limited partner of Newco LP or a holder of notes convertible into limited partnership interests in Newco LP and owns a portion of the common stock, par value $0.01 per share (the "Stock") of General Partner in proportionate amounts based upon its respective ownership interests in Newco LP (on an as-converted basis in the case of the holders of the Convertible Notes); and

     WHEREAS, the Stockholders have formed General Partner for the purpose of having it serve exclusively as General Partner of Newco LP pursuant to the terms of that certain Limited Partnership Agreement of Mobile Satellite Ventures LP, dated as of November 26, 2001, (the "Newco LP Agreement"); and

     WHEREAS, the Stockholders wish to assure that General Partner performs its duties under the Newco LP Agreement and the other agreements by and among the Stockholders strictly in accordance with the terms of this Agreement; and

     WHEREAS, General Partner and the Stockholders are entering into this agreement pursuant to the terms of that certain Amended and Restated Investment Agreement, dated as of October 12, 2001, as amended, by and among the Stockholders (and their affiliates), the LLC and certain other parties (as in effect on the date hereof, and without giving effect to any modification, amendment, supplement or restatement thereof or waiver thereunder, the "October Investment Agreement");

     NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Section 1. Definitions. Initially capitalized terms used, but not defined herein, shall have the meanings ascribed thereto in the Newco LP Agreement or, if not defined therein, in the October Investment Agreement, as applicable. Additionally, terms defined in this Section 1 shall, for the purposes of this Agreement, have the meanings herein specified.

     "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

     "Columbia Investor Group" means the entities in Columbia Space (QP), Inc.'s Investor Group as set forth in the October Investment Agreement.

     "Control Party" means (i) an Affiliate that has direct or indirect majority voting control of a Limited Partner, or (ii) an Affiliate that has a majority of its voting interests held, directly or indirectly, by a Limited Partner or by Persons that have direct or indirect voting control of a Limited Partner.

     "Excluded Securities" means any interests in the Partnership (i) issued pursuant to the October Investment Agreement or any of the transactions contemplated thereby, (ii) issued in connection with the acquisition of the business of another entity, whether by the purchase of equity securities, assets or otherwise, (iii) issued as part of an Initial Public Offering or other registered underwritten public offering of the Partnership's securities, (iv) issued under an employee compensation plan approved by the General Partner, (v) issued to financial institutions, financial syndicates or lessors in connection with bona fide commercial credit arrangements, equipment financings, or similar transactions for primarily other than equity financing purposes, and (vi) issued pursuant to Section 8.1(h)(vi) of this Agreement.

     "Family Member" means, with respect to any Person (i) the spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and brothers and sisters-in-law of such Person or of any of the beneficial owners of such Person, (ii) any trust whose beneficiaries consist of only one or more of such Person and such persons or (iii) any partnership or other entity whose owners are one or more of such Person and such persons.

     "Intervening Entity" shall mean, as applied to any Limited Partner at any time, any Person the value of which at such time consists principally of its direct or indirect ownership of interests in, or obligations of, the Partnership or Canadian Holdco. Without limiting the foregoing, the parties stipulate that, as of the date hereof, TMI and TMI's general partner are Intervening Entities.

     "Pledge Agreement" means that certain Pledge and Guarantee Agreement, dated as of even date herewith, by and among TMI, TMI Sub and the other parties thereto, as amended, supplemented or revised from time to time.

     "Spectrum  Investor  Group"  means the  entities in Spectrum  Space  Equity
Investors IV, Inc.'s Investor Group as set forth in the October Investment Agreement.

     "Telcom Investor Group" means the entities in Telcom Satellite Ventures Inc.'s Investor Group as set forth in the October Investment Agreement.

     "TMI Sub" means TMI Communications Delaware, Limited Partnership.

Section 2. Board Composition.

(a) Qualifications of Directors. No person shall be elected or appointed a director if that person is less than 18 years of age, is of unsound mind and has been found so by a court, is not an individual, or has the status of a bankrupt. Directors may, but need not, be Stockholders.

(b) Each Stockholder agrees to use all commercially reasonable efforts (including approving all necessary or advisable amendments to General Partner's Certificate of Incorporation and/or Bylaws) to cause the board of directors of General Partner (the "Board") to be composed as follows:

(i) Subject to clause (ii) below, assuming the First Closing has occurred, the Board shall consist of twelve (12) directors as follows:

(1) Each of the Telcom Investor Group, the Spectrum Investor Group and the Columbia Investor Group (or an Investor or group of Investors to which Limited Partners of any such Investor Group transferred at least a five percent (5%) Percentage Interest and expressly transferred such Investor Group's right to designate a director under this Agreement (each such Person, an "Investor Group Assignee")), acting through its respective Investor Group Designee, shall be entitled to designate one (1) director. For the avoidance of doubt, in no event shall the Telcom Investor Group, the Spectrum Investor Group and the Columbia Investor Group, or any transferees therefrom, be entitled to designate more than three (3) directors in the aggregate.

(2) Motient Sub shall be entitled to designate three (3) directors.

(3) TMI Sub shall be entitled to designate three (3) directors.

(4) The Note Investors shall be entitled to designate three (3) directors.

(ii) In the event that the Second Closing has not occurred on or prior to June 30, 2003, then beginning on July 1, 2003, the Board shall consist of ten (10) directors as follows:

(1) The Telcom Investor Group, the Spectrum Investor Group and the Columbia Investor Group (or an Investor Group Assignee), as a group, shall be entitled to designate a total of one (1) director.

(2) Motient Sub shall be entitled to designate three (3) directors.

(3) TMI Sub shall be entitled to designate three (3) directors.

(4) The Note Investors shall be entitled to designate three (3) directors.

(iii) For so long as the Spectrum Investor Group continues to be entitled to designate a director under this Agreement, Spectrum Space Equity Investors IV, Inc., a wholly-owned subsidiary of Spectrum Equity IV, L.P., shall be entitled to designate such director, and such director shall be a representative of Spectrum Equity Investors IV, L.P. Spectrum Equity Investors IV, L.P. shall be a third-party beneficiary of this Agreement to the extent necessary in order to enforce its rights under this Section 2(b)(iii).

(iv) For so long as the Columbia Investor Group continues to be entitled to designate a director under this Agreement, Columbia Space (QP), Inc., a wholly-owned subsidiary of Columbia Capital Equity Partners (QP), L.P., shall be entitled to designate such director, and such director shall be a representative of Columbia Capital Equity Partners (QP), L.P. Columbia Capital Equity Partners
(QP), L.P. shall be a third-party beneficiary of this Agreement to the extent necessary in order to enforce its rights under this Section 2(b)(iv).

(v) For so long as the Note Investors continue to be entitled to designate directors under this Agreement, MSV Investors LLC shall be entitled to designate such directors, and such directors shall be representatives of MSV Investors LLC.

(c) Resignation. Any director may resign at any time by giving written notice to the President of General Partner (the "President"). Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the President. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. In the event of the death, disability, resignation or removal of any director, the Stockholder(s) which designated such director shall designate his or her replacement.

Section 3. Board Meeting.

(a) Regular Meetings. The Board shall meet no less often than quarterly, unless otherwise agreed by at least 4/5 of the Board. Such meetings shall be held on such date as shall be determined by the President or a majority of the Board.

(b) Other Meetings. Other meetings of the Board shall be held at such times as the Chairman of General Partner (the "Chairman"), the President or a majority of the Board shall from time to time determine.

(c) Notice of Meetings. The Secretary of General Partner (the "Secretary") shall give written notice to the President and each director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each director, if by mail, addressed to him at his residence or usual place of business, at least five (5) Business Days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than forty-eight (48) hours before the time at which such meeting is to be held; provided, however, that if any director objects to the holding of such Board meeting at the requested time and date, such meeting shall be held five (5) Business Days following the date of such notice. A written waiver of notice, signed by the director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board, need be specified in any written waiver of notice thereof. Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting.

(d) Place of Meetings. The Board may hold its meetings at such place or places within or without the State of Delaware as the President may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

(e) Quorum and Manner of Acting.

(1) A majority of the directors then in office (or who are members of any committee of the Board) shall be present in person or by proxy at any meeting of the Board (or a committee thereof, as the case may be) in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors, or members of such committee, present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board or such committee, except as otherwise expressly required by this Agreement or the October Investment Agreement. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

(2) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

(1) the Chairman;

(2) the President; or

(3) any director chosen by a majority of the directors present.

The Secretary or, in the case of his absence, any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

(f) Committees of the Board. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees consisting of four or more directors; provided, that each committee shall consist of at least one Investor Group designee, one Motient Sub designee, one TMI Sub designee, and one Note Investor designee. Except as otherwise expressly required by this Agreement, any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of General Partner, and may authorize the seal of General Partner to be affixed to all papers which may require it. Each committee of the Board shall keep regular minutes of its proceedings and report the same to Board and upon request of the Stockholders, to the Stockholders.

(g) Directors' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the directors of the Board, in the case of a Board meeting, or all the members of a committee, in the case of a committee meeting, and such consent is filed with the minutes of the proceedings of the Board or such committee.

(h) Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(i) Compensation. Directors shall not receive any salary or compensation for their services as directors or as members of committees, except as authorized by Stockholders holding a majority of the shares of Stock (the "Shares"). The directors shall be entitled to be reimbursed for travelling expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein shall preclude any director from serving General Partner or Newco LP in any other capacity and receiving compensation therefor.

(j) Selection of Officers. The initial officers of General Partner shall be those set forth in General Partner's organizational resolutions and any changes thereto shall be approved by a vote of the majority of the Board members.

(k) Agreements with Limited Partners or their Affiliates. Notwithstanding the grant of authority to General Partner under Section 6.1 of the Newco LP
Agreement, without the prior written consent of the majority of the disinterested directors (or, if the majority of the directors are designees of interested parties, the entire Board) and any prior written consent of Limited Partners of Newco LP required by the Newco LP Agreement, the Board shall not permit or cause General Partner or Newco LP to enter into transactions with its Limited Partners or Affiliates of its Limited Partners except as otherwise permitted in the October Investment Agreement; provided that Newco LP shall be permitted to enter into each of the other Ancillary Agreements.

Section 4. Agreement to Vote Shares to Elect Directors. Each Stockholder hereby agrees to take all action necessary (including voting or causing to be voted, or acting by written consent with respect to, any and all Shares held by him or it on the record date for establishing the Stockholders entitled to vote for the election of directors of General Partner) to cause the Investors' designees, the Motient Sub designees, the TMI Sub designees, and the Note Investor designees to be elected to the Board, in accordance with the provisions hereof.

Section 5. Stockholder Meetings.

(a) Regular Meetings. The Stockholders shall meet annually, unless otherwise agreed by the Board. Such meetings shall be held on such date as shall be determined by the a majority of the Board.

(b) Special Meetings. Special meetings of the Stockholders shall be held at such times as the Board, the President or a majority in interest of the Stockholders shall from time to time determine.

(c) Notice of Meetings. The Secretary shall give written notice to the President and each Stockholder of each meeting of the Stockholders, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Stockholder, if by mail, to the address set forth with respect to such Stockholder in Schedule I, at least five (5) Business Days before the day on which such meeting is to be held, or shall be sent to such Stockholder by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than forty-eight (48) hours before the time at which such meeting is to be held; provided, however, that if any Stockholder objects to the holding of such Stockholder meeting at the requested time and date, such meeting shall be held five (5) Business Days following the date that such notice was given. A written waiver of notice, signed by the Stockholder entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting of the Stockholders shall constitute a waiver of notice of such meeting.

(d) Place of Meetings. The Stockholders may hold their meetings at such place or places within or without the State of Delaware as the President may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

(e) Quorum and Manner of Acting. The Stockholders holding the majority of the Shares shall be present in person or by proxy at any meeting of the Stockholders in order to constitute a quorum for the transaction of business at such meeting, and, except as otherwise provided herein or in the October Investment Agreement, the vote of those Stockholders holding a majority of the Shares, present at any such meeting at which a quorum is present, shall be necessary for the passage of any resolution or act of the Stockholders, except as otherwise expressly required by this Agreement. In the absence of a quorum for any such meeting, holders of a majority of the Shares present thereat may adjourn such meeting from time to time until a quorum shall be present.

(f) Stockholders' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the Stockholders holding the requisite number of Shares for the taking the relevant action and such consent is filed with the minutes of the proceedings of the Stockholders.

(g) Action by Means of Telephone or Similar Communications Equipment. Any one or more Stockholders may participate in a meeting of the Stockholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

Section 6. Assignment; Restriction on Transfer. The rights of the Stockholders to designate directors hereunder may not be transferred, except by Investors to an Investor Group Assignee in accordance with Section 2(b)(i)(1).

Section 7. Transfer of Shares; Redemption.

(a) Transfer of Shares. The Stockholders each undertake to take such actions and execute such documents as may be necessary to insure that the proportionate ownership of General Partner at all times reflects the then-current proportional ownership of Limited Partnership Interests in Newco LP (on an as-converted basis in the case of the holders of the Convertible Notes). In furtherance of the foregoing, except for Transfers made simultaneously with permitted transfers of Limited Partnership Interests made in accordance with the terms of Section 8 of this Agreement or Articles 3 and 7 of the October Investment Agreement, each Stockholder agrees not to, directly or indirectly, sell, assign, transfer, pledge, encumber, hypothecate, mortgage or otherwise dispose of, either voluntarily or involuntarily (or to enter into any contract, option or other arrangement or understanding to do any of the foregoing) (a "Transfer"), any Shares; provided, however, that TMI Sub shall be permitted to pledge its Shares pursuant to the Pledge Agreement. In addition, each Stockholder hereby undertakes to, at the same time that it transfers any of its Limited Partnership Interests or Convertible Notes, Transfer its Shares (or the same portion thereof as the Limited Partnership Interests or Convertible Notes being transferred bear to its total Limited Partnership Interests (on an as-converted basis in the case of the holders of the Convertible Notes)) to the purchaser or assignee of any of its Limited Partnership Interests or Convertible Notes in accordance with
Section 8 of this Agreement or the applicable provisions of the Convertible Notes. Following a Transfer of such Shares, such Shares shall remain subject to the provisions of this Agreement, and the transferee shall execute and deliver to General Partner a written agreement to be bound by this Agreement in form and substance reasonably satisfactory to General Partner. Notwithstanding the foregoing, except as set forth in Section 2(b)(i)(1) with respect to Transfers to an Investor Group Assignee, in connection with transfers of Limited Partnership Interests pursuant to Sections 8.2(c) or (d) of this Agreement, no transferee shall have the right to designate directors pursuant hereto.

(b) Redemption; Effect of Redemption and Transfer. In the event that Newco LP repays any of the principal amount of Convertible Notes, in whole or in part, General Partner shall purchase from each Note Investor whose Convertible Notes are being repaid (in whole or in part), and each Note Investor whose Convertible Notes are being repaid (in whole or in part) shall sell to General Partner, a number of Shares equal to the product of (I) the sum of the total number of Shares issued to such Note Investor by General Partner (appropriately adjusted for stock splits, combinations, stock dividends, reorganizations and the like) multiplied by (II) a fraction, the numerator of which shall equal the amount of principal of such Note Investor's Convertible Note so paid and the denominator of which shall equal the original principal amount of such Convertible Note. The consideration for any such purchase shall be $0.01 per Share, and the Note Investor holding such Shares shall deliver such Shares to General Partner for cancellation promptly following any such repayment. Additionally, in the event that:

(i) Newco LP repays in cash a total of more than one-third of the original aggregate principal amount of the Convertible Notes, the size of the Board shall be reduced by one (1) director, the Note Investors shall only be entitled to designate two (2) directors, and the Note Investors shall cause one (1) of the directors designated by them to resign from the Board;

(ii) Newco LP repays in cash a total of more than two-thirds of the original aggregate principal amount of the Convertible Notes, the size of the Board shall be reduced by a total of two (2) directors, the Note Investors shall only be entitled to designate one (1) director and the Note Investors shall cause all directors designated by them, other than such one (1) remaining director, to resign from the Board; and

(iii) Newco LP repays in cash a total of more than ninety percent (90%) of the original aggregate principal amount of the Convertible Notes, the size of the Board shall be reduced by a total of three (3) directors, the Note Investors shall not be entitled to designate any directors, the Note Investors shall not be entitled to designate any directors to serve on committees of the Board and the Note Investor shall cause all directors designated by them to resign from the Board.

Section 8 Transfers, Admission of Limited Partners and Conversion.

Section 8.1 Additional Issuances of Interests.

(a) In order to raise capital for Newco LP operations or to acquire assets, to redeem or retire Newco LP debt, or for any other valid Newco LP purposes, General Partner may, subject to the provisions of this Section 8.1, from time to time determine that it is in the best interests of Newco LP to cause Newco LP to issue additional interests in Newco LP to the Limited Partners or other Persons and to admit such other Persons to Newco LP as Additional Limited Partners pursuant to Section 8.4. General Partner shall determine the consideration for and the terms and conditions with respect to any future issuance of interests in Newco LP.

(b) Subject to clause (h) below, General Partner shall not issue any interests in Newco LP unless it first delivers to each Limited Partner and Note Investor (each such Person being referred to in this Section 8.1 as a "Buyer") a written notice (the "Notice of Proposed Issuance") specifying the type and amount of such interests that Newco LP then intends to issue (the "Offered Interests"), all of the material terms, including the price (cash or non-cash) upon which Newco LP proposes to issue the Offered Interests and stating that the Buyers shall have the right to purchase the Offered Interests in the manner specified in this Section 8.1 for the same price per share and in accordance with the same terms and conditions specified in such Notice of Proposed Issuance, provided, that if such price consists of non-cash consideration, a Buyer may purchase the Offered Interest with the same type and amount of non-cash consideration described in such Notice of Proposed Issuance or, may instead, pay for such Offered Interests with the cash equivalent of such price.

(c) During the ten (10) consecutive day period commencing on the date Newco LP delivers to all of the Buyers the Notice of Proposed Issuance (the "Ten Day Period"), the Buyers shall have the option to purchase up to all of the Offered Interests at the same price and upon the same terms and conditions specified in the Notice of Proposed Issuance. Each Buyer electing to purchase Offered Interests must give written notice of its election to General Partner prior to the expiration of the Ten Day Period.

(d) Each Buyer shall have the right to purchase up to that percentage of the Offered Interests equal to the Percentage Interest then held by such Buyer. The amount of such Offered Interests that each Buyer is entitled to purchase under this Section 8.1 shall be referred to as its "Proportionate Share."

(e) Each Buyer shall have a right of oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Offered Interests, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Offered Interests not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Offered Interests by so indicating in their written notice given during the Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Offered Interests available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

(f) If all of the Offered Interests have not been purchased by the Buyers pursuant to the foregoing provisions, then General Partner shall have the right, until the expiration of one hundred eighty (180) consecutive days commencing on the first day immediately following the expiration of the Ten Day Period, to issue the Offered Interests not purchased by the Buyers at not less than, and on terms no more favorable in any material respect to the purchaser(s) thereof than, the price and terms specified in the Notice of Proposed Issuance. If such remaining Offered Interests are not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered Interests.

(g) Notwithstanding the foregoing, the rights described in this Section 8.1 shall not apply with respect to the issuance of Excluded Securities.

(h) Notwithstanding the foregoing, General Partner may proceed with the issuance of interests in Newco LP without first following the procedures in clauses
(b)-(f) above, provided that the purchaser of such interests (the "New Purchaser") agrees in writing to take such interests subject to the provisions of this Section 8.1(h). In such event the following provisions shall apply:

(i) Within ten (10) days following the issuance of such interests, General Partner or the New Purchaser shall issue to each Buyer a written notice (the "Notice of Issuance") specifying the type and amount of such interests that Newco LP has issued (the "Issued Interests"), all of the material terms, including the price (the "Issued Interest Price") at which Newco LP issued the Issued Interests and stating that the Buyers shall have the right to purchase Issued Interests in the manner specified below for the same price per Unit and in accordance with the same terms and conditions specified in such Notice of Issuance.

(ii) During the ten (10) consecutive day period commencing on the date Newco LP or the New Purchaser delivers to all of the Buyers the Notice of Issuance (the "Issuance Ten Day Period"), the Buyers shall have the option to purchase up to all of the Issued Interests for the same type and amount per Issued Interest of cash or non-cash consideration paid by the New Purchaser or cash in an amount equivalent in value to the Issued Interest Price and upon the same terms and conditions specified in the Notice of Issuance. Each Buyer electing to purchase Issued Interests must give written notice of its election to the deliverer of the Notice of Issuance prior to the expiration of the Issuance Ten Day Period.

(iii) Each Buyer shall have the right to purchase from the New Purchaser up to that percentage of the Issued Interests equal to the Proportionate Share held by such Buyer immediately prior to the issuance of the Issued Interests.

(iv) Each Buyer shall have a right of oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Issued Interests, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Issued Interests not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Issued Interests by so indicating in their written notice given during the Issuance Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Issued Interests available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

(v) Any Issued Interests that have not been purchased by the Buyers pursuant to the foregoing provisions shall remain owned by the New Purchaser.

(vi) Notwithstanding anything in this clause (h) to the contrary, in the event the Buyers elect, within the Issuance Ten Day Period, to purchase less than all of the Issued Interests then, in lieu of the Buyers purchasing Issued Interests from the New Purchaser, General Partner may elect to issue directly to such Buyers, for the same type and amount per Issued Interest of cash or non-cash consideration paid by the New Purchaser or cash in an amount equivalent in value to the Issued Interest Price, an equivalent amount of additional securities that are identical to the Issued Interests in all material respects.

Section 8.2 Transfers. Except as set forth in Sections 8.2(c) and (d) or in the October Investment Agreement, until September 30, 2002, no Limited Partner or
Note Investor shall be permitted to transfer any of its Limited Partnership Interests or Convertible Notes to any Person without the consent of a majority in interest (determined on an as-converted basis) of the Limited Partners and
Note Investors who are neither transferors nor transferees, nor members of an Investor Group which includes a transferee or transferor. After September 30, 2002, no Limited Partner or Note Investor may assign or transfer all or any part of its Limited Partnership Interest or Convertible Notes to any Person, except in compliance with the following:

(a) Right of First Refusal. In the event that after September 30, 2002, a Limited Partner or Note Investor (a "Selling Party") proposes to transfer all or a portion of its Limited Partnership Interest or Convertible Notes to any third party, other than in accordance with Section 8.2(c) or (d), pursuant to a bona fide offer, such Selling Party will provide notice of such proposed transfer (including the identity of the proposed purchaser of such interest, the amount of interests or Convertible Notes proposed to be transferred and the proposed terms thereof) (the "Transfer Notice"), at least fifteen (15) Business Days prior to the proposed transfer, to each other Limited Partner and Note Investor, whereupon each other Limited Partner and Note Investor shall have the right to purchase, at the same price and upon the same terms and conditions set forth in the Transfer Notice, a pro rata portion of such interest or Convertible Note based upon such Limited Partner's or Note Investor's portion of the Percentage Interests (determined on an as-converted basis with respect to holders of the Convertible Notes) held by all Limited Partners and Note Investors other than the Selling Party. Except as set forth in the next sentence, the purchase price shall be payable in cash. In the event that the Transfer Notice specifies the payment of consideration other than cash, the purchase price for purposes of this Section 8.2(a) shall either be (x) the cash equivalent of such consideration, determined by General Partner in good faith or (y) to the extent the participating Limited Partner or Note Investor elects, the same type and amount of non-cash consideration that is proposed to be paid as described in the Transfer Notice. The Transfer Notice shall constitute an irrevocable offer by the Selling Party to sell to the other Limited Partners and Note Investors such interests or Convertible Notes at the price and on the terms as contained in such Transfer Notice. Each Limited Partner or Note Investor desiring to participate in such purchase shall provide the Selling Party and each other Limited Partner and Note Investor notice of its agreement to participate (the "Participation Notice") within ten (10) Business Days of receipt of the Transfer Notice specifying such participation and whether and the extent to which such Limited Partner or Note Investor wishes to acquire any remaining, unallocated portion of the proposed transfer (the "Unallocated Portion"). In the event that one or more of the other Limited Partners or Note Investors do not provide a timely Participation Notice, the Unallocated Portion shall be allocated in pro rata proportion to the Percentage Interest (after giving effect to the conversion of the Convertible Notes) held by each of the Limited Partners and
Note Investors who submits a Participation Notice to the extent of such Limited Partner's or Note Investor's indicated willingness to acquire any Unallocated Portion as provided in such Limited Partners' or Note Investor's Participation Notice. The Participation Notice shall be deemed to be an irrevocable commitment to purchase from the Selling Party, at the price (or the cash equivalent thereof) and on the terms as contained in the Transfer Notice, the amount of the interests or Convertible Notes that such Limited Partner or Note Investor specifies in the Participation Notice. In the event that the Limited Partners or
Note Investors are not willing to purchase all of the interests or Convertible Notes offered pursuant to the Transfer Notice, and the amount of interests which the Selling Party has offered to sell pursuant to the Transfer Notice less the amount of interests or Convertible Notes the Limited Partners and Note Investors are willing to accept is less than the minimum amount of interests or Convertible Notes which the offeror is willing to purchase pursuant to the bona fide offer described in the Transfer Notice, then the Limited Partners and Note Investors shall be deemed to have rejected the offer contained in the Transfer Notice in its entirety and the Selling Party shall be permitted to proceed with the sale described in the Transfer Notice. In the event that the Limited Partners and Note Investors shall have accepted all or part of the interests or Convertible Notes offered pursuant to the Transfer Notice (and shall not have been deemed to have rejected the offer in its entirety as described in the immediately preceding sentence), then the Selling Party shall sell to such Limited Partners and Note Investors such interests or Convertible Notes as have been accepted by such Limited Partners and Note Investors as specified in such Limited Partner's or Note Investor's Participation Notice on the terms contained in the Transfer Notice. Any interests or Convertible Notes not sold to the Limited Partners or Note Investors pursuant to the preceding sentence may be sold to a third party, including the original offeror, at a price not lower than, and on such other terms and conditions not more favorable to such third party than, those contained in the original Transfer Notice, at any time within one hundred eighty (180) days after the expiration of the offer required by this
Section 8.2(a). In the event the interests or Convertible Notes are not transferred by the Selling Party on such terms during such one hundred eighty
(180) day period, the restrictions of this Section 8.2(a) shall again become applicable to any transfer of interests or Convertible Notes by the Selling Party.

(b)  Tag Along Rights.

          (i) General.  No Selling  Party may transfer  (other than  pursuant to
     Section 8.2(c) or 8.2(d)) Limited Partnership Interests or any portion of the Convertible Notes held by such Selling Party to any Person, unless the terms and conditions of such transfer shall include an offer by the third party transferee to the other Limited Partners and Note Investors (each, a "Tag Along Participant"), at a price calculated using the same methodology used to calculate the price of the Selling Party's Limited Partnership Interest taking into account the relative capital accounts and distribution rights of the Tag Along Participants, or, with respect to the Convertible Notes, at a purchase price per Unit calculated by dividing the purchase price of such offer divided by the number of Common Units into which the portion of such Convertible Note proposed to be transferred is then convertible (such price, the "Tag Along Price") and on the same terms and conditions as the Selling Party has agreed to sell its Limited Partnership Interest or portion of such Convertible Note, to include in the transfer to the third party transferee a portion of Limited Partnership Interests, or, with respect to transfers of Convertible Notes, a number of Units determined in accordance with this Section 8.2(b).

          (ii) Obligation of Transferee to Purchase. The third-party transferee of the Selling Party shall purchase from each Tag Along Participant the portion of such Tag Along Participant's Limited Partnership Interest or Convertible Note that such Tag Along Participant desires to sell, provided that such portion does not exceed the Maximum Tag Along Portion (as defined below) and, if such portion exceeds the Maximum Tag Along Portion, the transferee shall purchase only the Maximum Tag Along Portion. For purposes hereof, the term "Maximum Tag Along Portion" means a portion of a Tag Along Participant's Limited Partnership Interest or Convertible Note the price of which (based on the Tag Along Price of such Limited Partnership Interest or Convertible Note) equals the total original price proposed to be paid by the transferee for the Selling Party's Limited Partnership Interest or portion of a Convertible Note multiplied by a fraction, the numerator of which is the Tag Along Price of such portion which such Tag Along Participant desires to include in such sale and the denominator of which is the aggregate Tag Along Price of the Limited Partnership Interests or portion of a Convertible Note that the Selling Party and each Tag Along Participant desires to include in such sale.

          (iii) Exercise. The tag-along right may be exercised by each Tag-Along Participant by delivery of a written notice to the Selling Party (the "Tag Along Notice") within 15 calendar days following receipt of the Transfer Notice. The Tag Along Notice shall state the portion of a Limited Partnership Interest or Convertible Note that such Tag Along Participant wishes to include in such transfer to the transferee. Upon the giving of a Tag Along Notice, such Tag Along Participant shall be entitled and obligated to sell the portion of its Limited Partnership Interest or Convertible Note set forth in the Tag Along Notice, to the transferee on the terms and conditions set forth in the Transfer Notice (the "Transferee Terms"); provided, however, the Selling Party shall not consummate the sale of any Limited Partnership Interest or Convertible Note offered by it if the transferee does not purchase all Limited Partnership Interests and portions of Convertible Notes which each Tag Along Participant is entitled and desires to sell pursuant hereto. After expiration of the 15 calendar-day period referred to above, if the provisions of this Section have been complied with in all respects, the Selling Party and each Tag Along Participant that delivered a Tag Along Notice shall transfer the Limited Partnership Interests and portions of Convertible Notes determined in accordance with Section 8.2(b)(ii) to the transferee on the Transferee Terms on the sale date proposed in the Transfer Notice (or such other date within sixty (60) days of such proposed sale date as may be agreed among the participants in such transfer).

          (iv) Several Liability. Anything to the contrary contained herein notwithstanding, the Selling Party agrees to use its reasonable good faith efforts to seek to ensure that the applicable Transferee Terms provide for several, and not joint, liability, with respect to the indemnification and comparable obligations contained within such Transferee Terms.

(c) Subject to Sections 8.2(e), (f) and (g), a Limited Partner or Note Investor may at any time and from time to time (i) transfer all or part of such Limited Partner's Limited Partnership Interest or Note Investor's Convertible Notes to any of such Limited Partner's or Note Investor's Family Members provided that such Limited Partner or Note Investor shall provide the other Partners and Note Investors notice of the identity of such Family Member transferee, (ii) transfer all or part of its Limited Partnership Interest or Convertible Notes to its members, partners, shareholders or other equity holders, as the case may be ("Distributee"), pro-rata in accordance with the governing documents of the Limited Partner or Note Investor, as the case may be, and without consideration, or (iii) transfer all or part of such Limited Partner's Limited Partnership Interest to a Control Party of such Limited Partner or of such Note Investor's Convertible Notes to a Control Party of such Note Investor; provided, that such Limited Partner or Note Investor and Control Party agree with Newco LP in writing that such Control Party shall transfer such Limited Partnership Interest or Convertible Notes back to such Limited Partner or Note Investor immediately upon such Person ceasing to be a Control Party of such Limited Partner or Note Investor. A Limited Partner or Note Investor may at any time and from time to time pledge or hypothecate, in connection with its bona fide financing arrangements (including, in the case of Motient, under its current guaranteed bank facilities), its Limited Partnership Interest or Convertible Notes,
provided, that upon foreclosure or other execution of the pledge or hypothecation, any assignment or transfer shall be subject to Sections 8.2(e),
(f) and (g). Subject to Sections 8.2(e), (f) and (g), a Class A Limited Partner may at any time and from time to time transfer all or part of its Limited Partnership Interest to another Class A Limited Partner.

(d) Each of TMI Sub, Motient Sub and the Lead Note Investor shall have the right, subject to Sections 8.2(a), (e), (f), and (g), to assign or transfer its interest in Newco LP to any Person owning 10% or more of the outstanding common stock of BCE Inc., Motient or Rare Medium Group, Inc. respectively, and each other Limited Partner shall have the right, subject to Sections 8.2(a), (e),
(f), and (g), to assign or transfer its interest in Newco LP to any Person owning ten percent (10%) or more of the ownership interests in such Limited
Partner; provided that in the case of a transfer by TMI Sub, such transferee agrees to be bound by the terms and conditions of (i) the Non-Interference Agreement, of the date even herewith between BCE Inc. and Newco LP (the "Non-Interference Agreement") applicable to BCE Inc., (ii) the Stockholders Agreement, of the date even herewith, by and among TMI, Newco LP, Canadian Holdco and Canadian License Co. and (iii) the Pledge Agreement.

(e) In addition to any other requirements of this Agreement relating to a transfer of Limited Partnership Interests or Convertible Notes, no Limited Partnership Interest or Convertible Note shall be transferred or assigned unless the transferee (i) executes an instrument satisfactory to General Partner accepting all of the terms and conditions relating to a Limited Partner or Note Investor set forth in this Agreement and the Newco LP Agreement, (ii) pays any reasonable expenses of Newco LP incurred in connection with such transfer or assignment (including, without limitation, attorney's fees) and (iii) is either an "accredited investor" (as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act")) or provides an opinion of counsel reasonably acceptable to General Partner that the transfer will not require registration under the Securities Act.

(f) Notwithstanding any other provisions of this Agreement to the contrary, General Partner may prohibit any proposed transfer if, in the reasonable determination of the General Partner, such transfer would (i) result in the close of Newco LP's taxable year with respect to all Limited Partners, in the termination of Newco LP within the meaning of ss. 708(b) of the Code or in the termination of its status as a partnership under the Code, (ii) cause Newco LP to be in violation of any applicable state or federal securities laws or (iii) result in an interest in Newco LP being held by a Person whose participation in the ownership of Newco LP would be detrimental to Newco LP; provided, however, that no transfer made pursuant to Section 8.2(c) hereof shall be deemed detrimental to Newco LP.

(g) To the extent that any regulatory approval, notification or other submission or procedure is required or customarily provided in connection with the exercise of any right or obligations as set forth in this Agreement or the Newco LP Agreement with respect to the transfer or assignment of interests in Newco LP (including, but not limited to, FCC approvals (if required), filings under the HSR Act and applicable securities laws), such transfer or assignment pursuant to this Agreement will be delayed and will only take place after such approval, notification or other submission or procedure has been obtained, submitted or completed, as determined by General Partner.

(h) In addition to any other restrictions regarding TMI Sub's right to transfer the Limited Partnership Interests held by it contained herein or in any Ancillary Agreement, TMI Sub shall not be permitted to transfer its Limited Partnership Interests except to a Person (or an Affiliate of such Person) that is also simultaneously acquiring TMI's direct or indirect ownership interests in Canadian Holdco and Canadian License Co. Any purported transfer of TMI Sub's Limited Partnership Interests in contravention of this subsection (h) shall be void and of no effect.

(i) Any transfer of Limited Partnership Interests hereunder shall be deemed to include a proportional transfer of the transferor's Units and Capital Account, adjusted for all prior allocations and distributions with respect to the transferred Capital Account for purposes of Articles VII and VIII of the Newco LP Agreement.

(j) Except as set forth in the last sentence of this paragraph, (1) upon any transfer of Class A Preferred Units and Limited Partnership Interests by a Class A Limited Partner to Motient Sub, TMI Sub or any Affiliate of either of them, or
(2) if any Class A Preferred Units otherwise become held by Motient Sub, TMI Sub or any Affiliate of either of them, except with the prior written consent of the Class A Limited Partners other than the transferring Class A Limited Partner, none of Motient Sub, TMI Sub or any Affiliate of either of them, shall be deemed to be a Class A Limited Partner or shall be entitled to vote as a Class A
Limited Partner and the Class A Preferred Units so acquired or held shall automatically convert into the number of Common Units which at the time of such conversion equals the Percentage Interest represented by the Class A Preferred Units so acquired. Notwithstanding the foregoing, in the event that any of Motient Sub, TMI Sub, or any Affiliates of either of them pay a portion of the Investor Purchase Price at the Second Closing pursuant to Section 2.3 of the October Investment Agreement, such Units purchased by such Persons at the Closing shall be Class A Preferred Units and shall not be converted, or be deemed to have been converted, into Common Units by operation of this Section 8.2(j).

(k) For purposes of this Agreement, the sale or transfer of any equity or other ownership interests in any Intervening Entity (an "Intervening Entity Ownership Change") shall be deemed to constitute a transfer of the aggregate Limited Partnership Interests held by that Limited Partner or the aggregate amount of Convertible Notes owned directly or indirectly by such Intervening Entity multiplied by a fraction, the numerator of which is the percentage ownership of the Intervening Entity so sold or transferred and the denominator of which is 100%. If such a deemed transfer of Limited Partnership Interests or Convertible Notes occurs without compliance with the provisions of this Agreement then, without limiting the rights of Newco LP or the other Partners or Note Investors at law or in equity, all of the Limited Partners and Note Investors (other than the Limited Partner which is so deemed to have transferred Limited Partnership Interests or Note Investor deemed to have transferred Convertible Notes) shall have the right to purchase the Limited Partnership Interests or Convertible Notes so deemed transferred as if such Limited Partnership Interests or Convertible Notes were being offered for sale pursuant to the provisions of
Section 8.2(a) (the provisions of which are hereby incorporated by reference, mutatis mutandis) for the same amount of consideration to be given to the Intervening Entity or its owners, in respect of the Intervening Entity Ownership Change.

(l)  Any  attempted  transfer  of  Units,   Limited  Partnership   Interests  or
Convertible Notes in violation of this Agreement shall be void and of no effect.

Section 8.3 Admission of Substituted Limited Partners.

(a) An assignee or transferee of an interest in Newco LP shall not be admitted to Newco LP as a substituted Limited Partner until (i) such assignee or transferee and transferring Limited Partner has complied with all of the conditions and procedures set forth in Section 8.2 , (ii) such assignee or transferee has confirmed in writing to General Partner that it has reviewed the terms and conditions of this Agreement, the Newco LP Agreement, the October Investment Agreement and each of the Ancillary Agreements including, without limitation, the events of default, remedy and forfeiture provisions of the Pledge Agreement, and (iii) payment of any reasonable expenses of Newco LP incurred in connection with such admission (including, without limitation, attorney's fees). Such assignee or transferee shall automatically be admitted to Newco LP as a Limited Partner following satisfaction of the provisions of this
Section 8.3(a).

(b) A Person who acquires any Limited Partnership Interests of a Limited Partner pursuant to Section 8.2 but who is not admitted as a substituted Limited Partner pursuant to Section 8.3(a) shall be entitled only to allocations and distributions with respect to such acquired Limited Partnership interests in accordance with this Agreement, but shall have no right to vote or give consent hereunder, to obtain any information or accounting of the affairs of Newco LP, shall not solely as a result of its acquisition of such Limited Partnership Interests obtain or have the right to obtain any shares in General Partner, shall not be entitled to inspect the books or records of Newco LP and shall not have any rights of a Limited Partner under the Delaware Act, this Agreement or the Newco LP Agreement.

(c) A transferor of interests shall remain a Limited Partner of Newco LP with respect to such transferred interests until such time, if ever, as the transferee of such interests is admitted as a substituted Limited Partner in accordance with this Agreement.

Section 8.4 Admission of Additional Limited Partners. A Person (other than a current Limited Partner) who purchases from Newco LP interests issued pursuant to Section 8.1 shall be admitted to Newco LP as an Additional Limited Partner upon furnishing to Newco LP (a) a subscription agreement, in form satisfactory to the General Partner, which agreement shall include an acceptance by such Person of all the terms and conditions of this Agreement, and (b) such other documents as the General Partner deems necessary or advisable. Such admission shall become effective on the date that the General Partner determines that such conditions have been satisfied. Additionally, any Note Investor who converts its Convertible Notes into Limited Partnership Interests shall be admitted to Newco LP as an Additional Limited Partner (to the extent that such holder is not already a Limited Partner) on the terms and conditions set forth in such Convertible Notes and this Agreement. Additionally, any Second Closing Investors who purchase Limited Partnership Interests at the Second Closing shall be admitted to Newco LP as an Additional Limited Partner on the terms and conditions set forth in the October Investment Agreement.

Section 8.5 Corporate Conversion; Drag-Along Rights.

(a) At any time prior to the Second Closing, upon the consent of Motient Sub, TMI Sub and Class A Limited Partners holding a majority of the Percentage Interests held by all Class A Limited Partners, and at any time after the Second Closing, at the General Partner's discretion, Newco LP shall be converted into corporate form ("Newco") by merger, statutory conversion or any other method set forth in such consent (the "Corporate Conversion"). If the Corporate Conversion is in connection with an initial public offering of Newco LP's (or its successor's) securities, the outstanding interests in Newco LP shall be converted into common stock of Newco in accordance with the Percentage Interests represented by such Limited Partnership Interests, and each holder of such interests shall take such steps as may be reasonably requested by the General Partner in connection therewith, whereupon the rights and obligations of the Limited Partners hereunder, including, without limitation, those arising under
Article 6, shall cease and have no further force and effect. If a Corporate Conversion is approved for any purpose other than in connection with an initial public offering of Newco LP's (or its successor's) securities, (i) the respective outstanding interests of Newco LP shall be converted into securities of Newco which track, as closely as practicable, the economic, voting and other rights represented by such outstanding interests immediately prior to the Corporate Conversion and (ii) the holders of such interests shall enter into a shareholders agreement and such other agreements and the organizational documents of Newco will contain such provisions as may be necessary, to allow Newco to mimic, as closely as practicable, the governance and other operating provisions of the Newco LP Agreement, including, without limitation, an agreement by all shareholders holding stock with special voting, economic or other rights to convert such stock into common stock immediately prior to the initial public offering of Newco securities on a basis similar to that contemplated by the second sentence of this Section 8.5(a). To the extent permitted by applicable law (including without limitation, Section 17-219 of the Delaware Act), the consents of Limited Partners, required by the first sentence of this Section 8.5(a) shall be the only consents of Limited Partners necessary for Newco LP to effect a Corporate Conversion and no other class votes or consents of Limited Partners or the General Partner shall be required in connection therewith.

(b) At any time after the Second Closing, if the Required Majority determines to transfer or exchange (in a merger, business combination or otherwise) in one or a series of related bona fide arm's-length transactions (collectively, the "Drag-Along Transaction") to an unrelated and unaffiliated third party all of the Limited Partnership Interests held by such Limited Partners, then, upon thirty (30) days' written notice to the other Limited Partners and Newco LP (the "Drag-Along Notice"), which notice shall include reasonable details of the proposed transaction, including the consideration to be received by the Limited Partners, each other Limited Partner and holder of Limited Partnership Interests shall be obligated to, and shall sell, transfer and deliver, or cause to be sold, transferred and delivered, to such third party, all of its Limited Partnership Interests in the same transaction at the closing thereof (and will deliver such Limited Partnership Interests free and clear of all liens, claims, or encumbrances except this Agreement or the Newco LP Agreement) (or shall vote in favor of or consent to any transaction requiring the vote or consent of Limited Partners), and shall otherwise cooperate in the consummation of such transaction, and the consideration to be paid to the Limited Partners shall be deemed to be Capital Proceeds and shall be distributed to the Limited Partners pursuant to Section 8.6 of the Newco LP Agreement as if such transaction were a Capital Event. In the event a Drag-Along Transaction is initiated by the Investors, unless the consideration to be received by the Limited Partners is based solely on the respective Percentage Interests held by such Limited Partners, (i) until the second anniversary of the date of the Second Closing, the consent of the Limited Partners holding a majority of the Common Units shall be required with respect to any Drag-Along Transaction in which the value of the aggregate consideration to be paid to the Investors for their Limited Partnership Interests is less than an amount equal to twice the sum of such Investors' aggregate Capital Contributions and (ii) after the second anniversary date of the Second Closing, each of Motient and TMI shall have thirty (30) days from receipt of the Drag-Along Notice to make, or cause a third party to make, a bona fide offer that is no less favorable to the Investors and the other Limited Partners than the terms, conditions and consideration of the Drag-Along Transaction described in such Drag-Along Notice and which will be consummated within thirty (30) days after such offer is made.

Section 9. Legends. Each Stockholder consents to General Partner inserting appropriate legends referencing the restrictions and obligations contained in this Agreement on the certificates representing the Shares held by the Stockholders on or after the date of this Agreement.

Section 10. Stockholders' Representation. Each Stockholder hereby represents that, notwithstanding anything herein to the contrary, it has no plan or intention to consummate any Transfer of Shares.

Section 11. Miscellaneous.

(a) Representation. No Stockholder is a party to any other agreement, other than the Newco LP Agreement and the October Investment Agreement, with respect to the transfer or disposition of voting rights with respect to any Shares.

(b) Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, each other provision of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

(c) No Waiver. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

(d) Entire Agreement. This Agreement, the October Investment Agreement and the Newco LP Agreement, together with the exhibits thereto constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties in connection herewith.

(e) Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of the holders of a majority of the Shares (or, in the event the provision to be amended contains language requiring the consent of a greater percentage of the Shares, such greater percentage); provided, however, that any amendment, modification or supplement to this Agreement that would adversely affect any individual Stockholder, or group of Stockholders, in a manner different than its effect on other Stockholders, shall require the prior written consent of such Stockholder(s). Notwithstanding the foregoing, if Newco LP shall admit any new limited partner (other than upon the conversion of any Convertible Notes) and the Board shall determine that the Board should be expanded to allow for representation on the Board by such new limited partner, this Agreement may be amended by the written agreement of the holders of a majority of the Shares to provide for one or more additional directors (the number of such additional directors to be reasonably proportionate to the Percentage Interest in Newco LP held by such new limited partner (after giving effect to the conversion of the Convertible Notes then outstanding)), which director(s) shall be designated by such new limited partner. Additionally, any Second Closing Investors who purchase Shares at the Second Closing shall be added by General Partner as a Party hereto on the terms and conditions set forth in the October Investment Agreement.

(f) Remedies. The Parties acknowledge and agree that the breach of any of the terms of this Agreement will cause irreparable injury for which an adequate remedy at law is not available. Accordingly, it is agreed that each party hereto shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, without the requirement of the posting of any bond. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the Parties may have under this Agreement.

(g) Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered personally, sent by a nationally recognized overnight courier, telecopied or mailed by registered or certified mail, as follows:

(i) If given to General Partner, at General Partner's mailing address set forth below:

                  Mobile Satellite Ventures GP Inc.
                  10802 Parkridge Boulevard
                  Reston, Virginia 20191-5416
                  Fax:  (703) 758-6134
                  Attention:  President

                  with a copy to each Stockholder as set forth in clause (ii) below.

(ii) If given to any Stockholder, at the address set forth on Schedule I hereof (or as modified from time to time by a Stockholder upon written notice to General Partner).

     Notices delivered personally to an addressee or sent by overnight courier shall be deemed to have been given upon such delivery. Notices sent by telecopier shall be deemed to have been given upon confirmation by telecopy answerback (provided that the sending of any such notice is followed promptly by the mailing of the original of such notice). Notices mailed by registered or certified mail shall be deemed to have been given upon the expiration of five
(5) Business Days after such notice has been deposited in the mail.

(h) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any applicable principles of conflicts of law. Each party agrees that, in connection with any legal suit or proceeding arising with respect to this Agreement, it shall submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York or the applicable New York state court located in New York County and agrees to venue in such courts.

(i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                            GENERAL PARTNER:


                            MOBILE SATELLITE VENTURES GP INC.

                            By:   /s/Carson E. Agnew
                                  ------------------
                            Name: Carson E. Agnew
                            Title: President

                            STOCKHOLDERS:

                            MOTIENT VENTURES HOLDING INC.

                            By:  /s/David H. Engvall
                                 -------------------
                            Name: David H. Engvall
                            Title: Vice President, General Counsel and Secretary

                            TMI COMMUNICATIONS DELAWARE, LIMITED PARTNERSHIP

                            By: 3924505 CANADA INC.,
                            Its General Partner

                            By:   /s/Rory McCormick
                                  -----------------
                            Name: Rory McCormick
                            Title: President



                            INVESTORS:

                            EXISTING INVESTORS:
                            -------------------

                            TELCOM SATELLITE VENTURES INC.


                            By:  /s/Hal B. Perkins
                                 -----------------
                            Name:  Hal B. Perkins
                            Title: Vice President

                            NOTE INVESTORS:
                            --------------


                            TELCOM SATELLITE VENTURES II INC.

                            By:  /s/Hal B. Perkins
                                 -----------------
                            Name:  Hal B. Perkins
                            Title: Vice President


                            EXISTING INVESTORS:
                            ------------------


                            COLUMBIA SPACE (QP), INC.


                            By:  /s/Donald A. Doering
                                 --------------------
                            Name:  Donald A. Doering
                            Title: Secretary

                            COLUMBIA SPACE (AI), INC.

                            By:  /s/Donald A. Doering
                                 --------------------
                            Name:  Donald A. Doering
                            Title: Secretary

                            COLUMBIA SPACE PARTNERS, INC.

                            By:  /s/Donald A. Doering
                                 --------------------
                            Name:  Donald A. Doering
                            Title: Secretary

                            NOTE INVESTORS:
                            --------------

                            COLUMBIA SPACE (QP) II, INC.

                            By:  /s/Donald A. Doering
                                 --------------------
                            Name:  Donald A. Doering
                            Title: Secretary

                            COLUMBIA SPACE (AI) II, INC.

                            By:  /s/Donald A. Doering
                                 --------------------
                            Name:  Donald A. Doering
                            Title: Secretary

                            COLUMBIA SPACE PARTNERS II, INC.

                            By:  /s/Donald A. Doering
                                 --------------------
                            Name:  Donald A. Doering
                            Title: Secretary



                            EXISTING INVESTORS:
                            ------------------


                            SPECTRUM SPACE EQUITY
                            INVESTORS IV, INC.


                            By:  /s/Kevin J. Maroni
                                 ------------------
                            Name:  Kevin J. Maroni
                            Title: Chairman and CEO

                            SPECTRUM SPACE IV PARALLEL, INC.


                            By:  /s/Kevin J. Maroni
                                 ------------------
                            Name:  Kevin J. Maroni
                            Title: Chairman and CEO

                            SPECTRUM SPACE IV MANAGERS, INC.

                            By:  /s/Kevin J. Maroni
                                 ------------------
                            Name:  Kevin J. Maroni
                            Title: Chairman and CEO

                            NOTE INVESTORS:
                            --------------

                            SPECTRUM SPACE EQUITY INVESTORS IV-II, INC.

                            By:  /s/Kevin J. Maroni
                                 ------------------
                            Name:  Kevin J. Maroni
                            Title: Chairman and CEO

                            SPECTRUM SPACE IV PARALLEL II, INC.

                            By:  /s/Kevin J. Maroni
                                 ------------------
                            Name:  Kevin J. Maroni
                            Title: Chairman and CEO

                            SPECTRUM SPACE IV MANAGERS II, INC.


                            By:  /s/Kevin J. Maroni
                                 ------------------
                            Name:  Kevin J. Maroni
                            Title: Chairman and CEO


                            MSV INVESTORS, LLC

                            By: MSV INVESTORS HOLDINGS,
                            INC., Its Managing Member


                            By: /s/Robert Lewis
                               ----------------
                            Name:  Robert Lewis
                            Title: President

                                   SCHEDULE I



                                  STOCKHOLDERS

------------------------------ --------------------------------------------------- ------------------------------
            Name                                    Address                              Number of Shares
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Motient Sub                    10802 Parkridge Boulevard                           838.780487
                               Reston, Virginia 20191-5416
                               Tel:  (703) 758-6130
                               Fax:  (703) 758-6134
                               Attention:  David H. Engvall, Vice President and
                               General Counsel,

                               with a copy to:
                               Hogan & Hartson L.L.P.
                               8300 Greensboro Drive
                               Suite 1100
                               McLean, Virginia  22102
                               Tel:  (703) 610-6123
                               Fax:  (703) 610-6200
                               Attention:  Richard K.A. Becker, Esq.
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Telcom Satellite Ventures      211 North Union Street                              72.0000
Inc.                           Suite 300
                               Alexandria, Virginia 22314
                               Attention:  Hal B. Perkins
                               Tel:    (703) 706-3800
                               Fax:    (703) 706-3801
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Telcom Satellite Ventures II   211 North Union Street                              12.926829
Inc.                           Suite 300
                               Alexandria, Virginia 22314
                               Attention:  Hal B. Perkins
                               Tel:    (703) 706-3800
                               Fax:    (703) 706-3801
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Columbia Space (QP), Inc.      211 North Union Street                              34.504242
                               Suite 300
                               Alexandria, Virginia 22314
                               Attention:  James B. Fleming
                               Tel:    (703) 519-3000
                               Fax:    (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Columbia Space (AI), Inc.      211 North Union Street                              1.906112
                               Suite 300
                               Alexandria, Virginia 22314
                               Attention:  James B. Fleming
                               Tel:    (703) 519-3000
                               Fax:   (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:    (617) 951-2233
                               Fax:   (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Columbia Space Partners, Inc.  211 North Union Street                              27.589646
                               Suite 300
                               Alexandria, Virginia 22314
                               Attention:  James B. Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Columbia Space (QP) II, Inc.   211 North Union Street                              6.943039
                               Suite 300
                               Alexandria, Virginia 22314
                               Attention:  James B. Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Columbia Space (AI) II, Inc.   211 North Union Street                              0.383553
                               Suite 300
                               Alexandria, Virginia 22314
                               Attention:  James B. Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Columbia Space Partners II,    211 North Union Street                              5.600237
Inc.                           Suite 300
                               Alexandria, Virginia 22314
                               Attention:  James B. Fleming
                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------
                               One International Place
Spectrum Space Equity          29th Floor                                          62.880000
Investors IV, Inc.             Boston, MA 82110
                               Attention:  Kevin J. Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:   (617) 951-2233 Fax:  (888)
                               325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Spectrum Space IV Parallel,    One International Place                             .3712
Inc.                           29th Floor
                               Boston, MA 82110
                               Attention:  Kevin J. Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Spectrum Space IV Managers,    One International Place                             .748800
Inc.                           29th Floor
                               Boston, MA 82110
                               Attention: Kevin J. Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------
                               One International Place
Spectrum Space Equity          29th Floor                                          12.700610
Investors IV-II, Inc.          Boston, MA 82110
                               Attention:  Kevin J. Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:   (617) 951-2233 Fax:  (888)
                               325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Spectrum Space IV Parallel     One International Place                             .074976
II, Inc.                       29th Floor
                               Boston, MA 82110
                               Attention:  Kevin J. Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------

Spectrum Space IV Managers     One International Place                             .151244
II, Inc.                       29th Floor
                               Boston, MA 82110
                               Attention: Kevin J. Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen O. Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120
------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------
                                                                                   663.648151
TMI Sub                        1601 Telesat Court
                               Gloucester Court
                               Canada K1B 1B9
                               Attn:  Rory McCormick

                               with a copy to:
                               Salans Hertzfeld Heilbronn Christy & Viener
                               Rockefeller Center
                               620 Fifth Avenue
                               New York, NY  10020-2457
                               Attn:  Owen D. Kurtin, Esq.
                               Tel:  (212) 623-8374
                               Fax: (212) 632-5555

------------------------------ --------------------------------------------------- ------------------------------
------------------------------ --------------------------------------------------- ------------------------------
                               c/o Rare Medium Group, Inc.
MSV Investors LLC              28 West 23rd Street                                 775.609742
                               New York, New York 10010
                               Attention:  General Counsel
                               Tel:    (646) 638-9600
                               Fax:    (646) 638-9716

                               with a copy to:

                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York 10036
                               Attn:  Gregory A. Fernicola, Esq.
                               Tel:   (212) 735-3000
                               Fax:   (212) 735-2000

------------------------------ --------------------------------------------------- ------------------------------


